Energy Total Return Fund

KYE Quarterly Report

February 29, 2012

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Fund Overview

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) is a non-diversified, closed-end fund. Our investment objective is to obtain a high total return with an emphasis on current income. We intend to achieve this objective by investing in a portfolio of companies in the energy sector, which focuses on securities of energy companies, with the majority of our investments in equity securities of master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy marine transportation companies and income trusts.

As of February 29, 2012, we had total assets of $1.5 billion, net assets applicable to our common stock of $1.0 billion (net asset value per share of $28.66), and 35.1 million shares of common stock outstanding. As of February 29, 2012, we held $1.3 billion in equity investments and $164.7 million in debt investments.

Our Top Ten Portfolio Investments as of February 29, 2012

Listed below are our top ten portfolio investments by issuer as of February 29, 2012.

	Holding	Sector	Amount ($ in millions)	Percent of Long-Term Investments
1.	Kinder Morgan Management, LLC	MLP Affiliate	$184.6	12.8%
2.	Enbridge Energy Management, L.L.C.	MLP Affiliate	146.0	10.1
3.	Plains All American Pipeline, L.P.	Midstream MLP	90.1	6.3
4.	Teekay Offshore Partners L.P.	Marine Transportation	60.5	4.2
5.	Golar LNG Partners LP	Marine Transportation	47.6	3.3
6.	Navios Maritime Partners L.P.	Marine Transportation	36.0	2.5
7.	The Williams Companies, Inc.	Midstream	35.1	2.4
8.	Crescent Point Energy Corp.	Income Trust	34.5	2.4
9.	Kinder Morgan, Inc.	Midstream	29.3	2.0
10.	Capital Product Partners L.P.	Marine Transportation	28.7	2.0

			$692.4	48.0%

Results of Operations — For the Three Months Ended February 29, 2012

Investment Income.    Investment income totaled $9.3 million and consisted primarily of net dividends and distributions and interest income on our investments. Interest income was $3.6 million, and we received $13.7 million of cash dividends and distributions, of which $7.9 million was treated as a return of capital during the quarter. During the quarter, we received $5.3 million of paid-in-kind dividends, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $10.3 million, including $4.2 million of investment management fees, $3.9 million of interest expense, of which $0.2 million was the non-cash amortization of debt issuance costs, and $0.5 million of other operating expenses. Investment management fees are calculated based on the average total assets under management. Preferred stock distributions for the quarter were $1.7 million, of which $0.1 million was the non-cash amortization of offering costs.

Net Investment Loss.    Our net investment loss totaled $1.0 million.

Net Realized Gains.    We had net realized gains of $20.0 million. Net realized gains consisted of $18.5 million of gains from our investments and $1.5 million of gains from option activity.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Net Change in Unrealized Gains.    We had a net change in unrealized gains of $117.5 million. The net change consisted of $117.4 million of unrealized gains from investments and $0.1 million of net unrealized gains from option activity.

Net Increase in Net Assets Resulting from Operations.    We had an increase in net assets resulting from operations of $136.5 million. This increase was composed of a net investment loss of $1.0 million; net realized gains of $20.0 million; and net unrealized gains of $117.5 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly attributable to fees paid to other service providers) and (c) interest expense and preferred stock distributions.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended February 29, 2012
Distributions and Other Income from Investments
Dividends and Distributions	$13.7
Paid-In-Kind Dividends and Distributions	5.3
Interest and Other Income	3.4
Net Premiums Received from Call Options Written	4.6

Total Distributions and Other Income from Investments	27.0
Expenses
Investment Management Fee	(4.3)
Other Expenses	(0.5)

Total Management Fee and Other Expenses	(4.8)
Interest Expense	(3.7)
Preferred Stock Distributions	(1.6)

Net Distributable Income (NDI)	$16.9

Weighted Shares Outstanding	35.1
NDI per Weighted Share Outstanding	$0.48

Distributions paid per Common Share(1)	$0.48

(1)	The distribution of $0.48 per share for the first quarter of fiscal 2012 was paid to common stockholders on April 13, 2012.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months, and

•	Realized and unrealized gains generated by the portfolio.

On March 21, 2012, we declared our quarterly distribution of $0.48 per common share for the fiscal first quarter of 2012 for a total quarterly distribution payment of $16.9 million. The distribution was paid on April 13, 2012 to common stockholders of record on April 5, 2012.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of dividends paid-in-kind, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts, is included in NDI. For GAAP purposes, premiums received from call option contracts sold is not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Liquidity and Capital Resources

Total leverage outstanding at February 29, 2012 of $436.0 million was comprised of $301.0 million of Senior Notes, $120.0 million of mandatory redeemable preferred stock and $15.0 million of borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”). Total leverage represented 30% of total assets at February 29, 2012. As of April 25, 2012, we had $2.0 million borrowed under our Credit Facility, and we had $2.8 million of cash.

The Credit Facility matures on June 11, 2013 and has a commitment amount of $100.0 million. The interest rate may vary between LIBOR plus 1.75% and LIBOR plus 3.00%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. We pay a commitment fee of 0.40% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

At February 29, 2012, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 457% and 331% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 415%, but at times may be above or below our target depending upon market conditions.

We had $301.0 million of Senior Notes outstanding at February 29, 2012. Of this amount, $28.0 million matures in 2012, and the remaining $273.0 million of Senior Notes matures between 2013 and 2018. As of the same date, we had $120.0 million of mandatory redeemable preferred stock, which is subject to mandatory redemption in 2017 and 2018.

Our leverage, at February 29, 2012, consisted of both fixed rate (83%) and floating rate (17%) obligations. As of such date, the weighted average interest rate on our leverage was 4.94%.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2012

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 143.2%
Equity Investments(1) — 126.8%
United States — 113.2%
MLP Affiliate — 32.8%
Enbridge Energy Management, L.L.C.(2)	4,323	$145,975
Kinder Morgan Management, LLC(2)(3)	2,303	184,630

		330,605

MLP(4)(5) — 32.8%
Alliance Holdings GP, L.P.(3)	123	6,189
BreitBurn Energy Partners L.P.	400	7,540
Buckeye Partners, L.P.	133	7,940
Buckeye Partners, L.P. — Class B Units(2)(6)	192	10,465
Chesapeake Midstream Partners, L.P.	196	5,603
Crestwood Midstream Partners LP	195	5,631
DCP Midstream Partners, LP(3)	404	19,652
Energy Transfer Equity, L.P.	576	25,032
Energy Transfer Partners, L.P.(3)	205	9,737
Enterprise Products Partners L.P.(3)	100	5,191
Exterran Partners, L.P.	667	15,781
Global Partners LP	409	8,996
Inergy, L.P.	641	11,185
Inergy Midstream, L.P.	340	7,205
LRR Energy, L.P.	176	3,561
MarkWest Energy Partners, L.P.(3)	301	17,977
Mid-Con Energy Partners, LP	260	6,314
Niska Gas Storage Partners LLC	176	1,660
NuStar Energy L.P.(3)	108	6,548
PAA Natural Gas Storage, L.P.	141	2,709
Penn Virginia Resource Partners, L.P.	607	15,142
Plains All American Pipeline, L.P.(7)	1,089	90,055
Regency Energy Partners LP	954	25,282
Targa Resources Partners LP	219	9,308
TC PipeLines, LP	69	3,197
TransMontaigne Partners L.P.	15	504
Western Gas Partners, LP	48	2,193

		330,597

Marine Transportation — 24.1%
Capital Product Partners L.P.	3,841	28,695
DHT Holdings, Inc.	1,011	1,122
Golar LNG Partners LP	1,281	47,644
Kirby Corporation(3)	255	17,505
Knightsbridge Tankers Limited	270	3,992
Navios Maritime Partners L.P.	2,248	36,037
Safe Bulkers, Inc.	2,074	14,852
Seaspan Corporation — 9.50% Preferred Shares	187	5,097
Teekay LNG Partners L.P. (3)(8)	287	11,262

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2012

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Marine Transportation (continued)
Teekay Offshore Partners L.P.	2,060	$60,548
Teekay Tankers Ltd.	3,503	15,484

		242,238

Midstream & Other — 14.3%
CenterPoint Energy, Inc.	399	7,769
El Paso Corporation	776	21,578
Kinder Morgan, Inc.	831	29,281
ONEOK, Inc.(3)	257	21,265
Spectra Energy Corp	335	10,509
Sunoco, Inc.(3)	376	14,517
Targa Resources Corp.(3)	84	3,712
The Williams Companies, Inc.(3)	1,176	35,136

		143,767

Income Trust — 4.6%
Chesapeake Granite Wash Trust(8)	343	9,543
Enduro Royalty Trust	523	11,276
Permian Basin Royalty Trust	50	1,106
SandRidge Permian Trust(8)	301	7,305
San Juan Basin Royalty Trust	50	904
VOC Energy Trust	768	16,666

		46,800

Coal — 4.6%
CONSOL Energy Inc.(3)	659	23,595
Peabody Energy Corporation(3)	618	21,545
SunCoke Energy, Inc.(9)	63	905

		46,045

Total United States (Cost — $780,181)		1,140,052

Canada — 13.6%
Income Trust — 13.6%
AltaGas Ltd.	86	2,646
Bonavista Energy Corporation	270	6,276
Crescent Point Energy Corp.	728	34,490
Enerplus Corporation	1,018	24,516
Keyera Corp.	58	2,474
NAL Energy Corporation	3,472	26,806
Pembina Pipeline Corporation	371	10,531
Pengrowth Energy Corporation	985	10,069
Provident Energy Ltd.	1,590	19,089

Total Canada (Cost — $135,200)		136,897

Total Equity Investments (Cost — $915,381)		1,276,949

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2012

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Interest Rate	Maturity Date	Principal Amount	Value
Debt Instruments — 16.4%
United States — 14.0%
Upstream — 5.3%
Antero Resources LLC	9.375%	12/1/17	$2,000	$2,210
Carrizo Oil & Gas, Inc.	8.625	10/15/18	19,200	20,064
Chaparral Energy, Inc.	9.875	10/1/20	500	565
Chaparral Energy, Inc.	8.250	9/1/21	2,750	3,066
Clayton Williams Energy, Inc.	7.750	4/1/19	10,250	10,301
Comstock Resources, Inc.	7.750	4/1/19	4,000	3,720
Kodiak Oil & Gas Corp.	8.125	12/1/19	750	803
Laredo Petroleum, Inc.	9.500	2/15/19	1,500	1,661
Petroleum Development Corporation	12.000	2/15/18	9,830	10,764

				53,154

Marine Transportation — 3.3%
Genco Shipping & Trading Limited(10)	5.000	8/15/15	5,000	3,538
Navios Maritime Acquisition Corporation	8.625	11/1/17	10,350	8,668
Navios Maritime Holdings Inc.	8.125	2/15/19	10,000	8,100
Overseas Shipholding Group, Inc.	7.500	2/15/24	500	299
Teekay Corporation	8.500	1/15/20	12,165	12,500

				33,105

Coal — 2.2%
Foresight Energy LLC	9.625	8/15/17	21,000	22,470

Refining — 1.7%
PBF Holding Company LLC	8.250	2/15/20	17,250	17,336

Midstream — 1.5%
Crestwood Holdings Partners, LLC	(11)	10/1/16	14,830	15,126

Total United States (Cost — $142,500)				141,191

Canada — 2.4%
Upstream — 2.4%
Lone Pine Resources Inc.	10.375	2/15/17	1,500	1,576
Paramount Resources Ltd.	8.250	12/13/17	(12)	7,620
Southern Pacific Resource Corp.	(13)	1/15/16	14,021	14,301

Total Canada (Cost — $22,672)				23,497

Total Debt Investments (Cost — $165,172)				164,688

Total Long-Term Investments (Cost — $1,080,553)				1,441,637

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2012

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Contracts	Value
Liabilities
Call Option Contracts Written (9)
United States
MLP Affiliate
Kinder Morgan Management, LLC, call option expiring 3/16/12 @ $80.00	552	$(30)

Coal
CONSOL Energy Inc., call option expiring 4/20/12 @ $37.00	1,000	(135)
CONSOL Energy Inc., call option expiring 4/20/12 @ $38.00	1,000	(100)
Peabody Energy Corporation, call option expiring 4/20/12 @ $37.00	1,000	(115)

		(350)

Marine Transportation
Kirby Corporation, call option expiring 3/16/12 @ $65.00	750	(300)
Teekay LNG Partners L.P., call option expiring 4/20/12 @ $40.00	1,000	(65)

		(365)

MLP
Alliance Holdings GP, L.P., call option expiring 3/16/12 @ $50.00	1,000	(112)
DCP Midstream Partners, LP, call option expiring 3/16/12 @ $50.00	300	(6)
Energy Transfer Partners, L.P., call option expiring 3/16/12 @ $47.50	1,000	(51)
Enterprise Products Partners L.P., call option expiring 3/16/12 @ $50.00	950	(200)
MarkWest Energy Partners, L.P., call option expiring 3/16/12 @ $57.50	250	(68)
MarkWest Energy Partners, L.P., call option expiring 3/16/12 @ $60.00	1,500	(98)
NuStar Energy L.P., call option expiring 3/16/12 @ $60.00	1,000	(120)

		(655)

Midstream & Other
ONEOK, Inc., call option expiring 4/20/12 @ $82.50	1,000	(222)
ONEOK, Inc., call option expiring 4/20/12 @ $85.00	550	(58)
Sunoco, Inc., call option expiring 3/16/12 @ $40.00	1,600	(43)
Targa Resources Corp., call option expiring 3/16/12 @ $43.00	600	(111)
The Williams Companies, Inc., call option expiring 4/20/2012 @ $29.00	2,200	(290)

		(724)

Total Call Option Contracts Written (Premium Received — $1,968)		(2,124)

Revolving Credit Facility		(15,000)
Senior Unsecured Notes		(301,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(120,000)
Other Liabilities		(17,100)

Total Liabilities		(455,224)
Other Assets		20,488

Total Liabilities in Excess of Other Assets		(434,736)

Net Assets Applicable To Common Stockholders		$1,006,901

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

SCHEDULE OF INVESTMENTS

FEBRUARY 29, 2012

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Distributions are paid-in-kind.

(3)	Security or a portion thereof is segregated as collateral on option contracts written.

(4)	Securities are treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had less than 25% of its total assets invested in publicly-traded partnerships at February 29, 2012. It is the Fund’s intention to be treated as a RIC for tax purposes.

(5)	Includes limited liability companies.

(6)	Fair valued security, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(7)	The Fund believes that it is an affiliate of Plains All American Pipeline, L.P. See Note 6 — Agreements and Affiliations.

(8)	Security is treated as a publicly-traded partnership for RIC qualification purposes.

(9)	Security is non-income producing.

(10)	Security is convertible into common shares of the issuer.

(11)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 850 basis points, with a 2% LIBOR floor (10.50% as of February 29, 2012).

(12)	Principal amount is 7,250 Canadian dollars.

(13)	Floating rate second lien secured term loan. Security pays interest at base rate + 750 basis points (10.75% as of February 29, 2012).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

FEBRUARY 29, 2012

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $1,059,038)	$1,351,582
Affiliated (Cost — $21,515)	90,055

Total investments (Cost — $1,080,553)	1,441,637
Cash and cash denominated in foreign currency (Cost — $10,439)	10,443
Deposits with brokers	393
Receivable for securities sold (Cost — $2,301)	2,302
Interest, dividends and distributions receivable (Cost — $3,831)	3,836
Deferred debt issuance and preferred stock offering costs and other assets	3,514

Total Assets	1,462,125

LIABILITIES
Revolving credit facility	15,000
Payable for securities purchased (Cost — $12,660)	12,659
Investment management fee payable	1,402
Call option contracts written (Premiums received — $1,968)	2,124
Accrued directors’ fees and expenses	42
Accrued expenses and other liabilities	2,997
Senior unsecured notes	301,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (4,800,000 shares issued and outstanding)	120,000

Total Liabilities	455,224

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,006,901

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (35,127,315 shares issued and outstanding and 195,200,000 shares authorized)	$35
Paid-in capital in excess of taxable income	673,807
Accumulated net investment income less distributions not treated as tax return of capital	(43,234)
Accumulated net realized gains less distributions not treated as tax return of capital	15,355
Net unrealized gains	360,938

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$1,006,901

NET ASSET VALUE PER COMMON SHARE	$28.66

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED FEBRUARY 29, 2012

(amounts in 000’s)

(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$12,580
Affiliated investments	1,116

Total dividends and distributions (after foreign taxes withheld of $334)	13,696
Return of capital	(7,927)

Net dividends and distributions	5,769
Interest	3,561

Total investment income	9,330

Expenses
Investment management fees	4,257
Administration fees	94
Professional fees	110
Directors’ fees and expenses	44
Reports to stockholders	38
Custodian fees	38
Insurance	21
Other expenses	118

Total Expenses — before interest expense and preferred distributions	4,720
Interest expense and amortization of debt issuance costs	3,904
Distributions on mandatory redeemable preferred stock and amortization of offering costs	1,685

Total expenses	10,309

Net Investment Loss	(979)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	18,475
Investments — affiliated	—
Foreign currency transactions	(3)
Options	1,525

Net Realized Gains	19,997

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	96,894
Investments — affiliated	20,432
Foreign currency translations	(2)
Options	124

Net Change in Unrealized Gains	117,448

Net Realized and Unrealized Gains	137,445

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$136,466

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Three Months Ended February 29, 2012 (Unaudited)		For the Fiscal Year Ended November 30, 2011
OPERATIONS
Net investment loss	$(979)		$(2,702)
Net realized gains	19,997		100,067
Net change in unrealized gains (losses)	117,448		(75,438)

Net Increase in Net Assets Resulting from Operations	136,466		21,927

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(16,801	)(2)	—	(3)
Distributions from net realized long-term capital gains	—	(2)	(66,578	)(3)

Dividends and Distributions	(16,801)		(66,578)

CAPITAL STOCK TRANSACTIONS
Issuance of 124,840 and 510,293 newly issued shares of common stock from reinvestment of dividends and distributions	3,269		13,554

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	122,934		(31,097)

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of period	883,967		915,064

End of period	$1,006,901		$883,967

(1)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies. The Fund estimates that the distribution in the amount of $1,618 paid to mandatory redeemable preferred stockholders during the three months ended February 29, 2012 will be a dividend (ordinary income). This estimate is based solely on the Fund’s operating results during the period and does not reflect the expected result during the fiscal year. The actual characterization of the mandatory redeemable preferred stock distributions made during the period will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $5,796 paid to mandatory redeemable preferred stockholders for the fiscal year ended November 30, 2011 were characterized as long-term capital gains. This characterization is based on the Fund’s earnings and profits.

(2)	This is an estimate of the characterization of the distributions paid to common stockholders for the three months ended February 29, 2012 as either a dividend (ordinary income) or distribution (return of capital). This estimate is based solely on the Fund’s operating results during the period and does not reflect the expected result during the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to common stockholders for the fiscal year ended November 30, 2011 as either dividends (ordinary income) or distributions (long-term capital gains or return of capital). This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

STATEMENT OF CASH FLOWS

FOR THE THREE MONTHS ENDED FEBRUARY 29, 2012

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$136,466
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Return of capital distributions	7,927
Net realized gains (excluding foreign currency transactions)	(20,000)
Unrealized gains (excluding impact on cash of foreign currency translations)	(117,450)
Accretion of bond discounts, net	(34)
Purchase of long-term investments	(230,878)
Proceeds from sale of long-term investments	196,739
Increase in deposits with brokers	(143)
Decrease in receivable for securities sold	2,509
Decrease in interest, dividends and distributions receivable	776
Amortization of deferred debt issuance costs	219
Amortization of mandatory redeemable preferred stock offering costs	67
Decrease in other assets, net	116
Increase in payable for securities purchased	4,218
Increase in investment management fee payable	59
Increase in call option contracts written, net	1,535
Decrease in accrued expenses and other liabilities	(3,303)

Net Cash Used in Operating Activities	(21,177)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from revolving credit facility	15,000
Cash distributions paid to common stockholders	(13,532)

Net Cash Provided by Financing Activities	1,468

NET DECREASE IN CASH	(19,709)
CASH — BEGINNING OF PERIOD	30,152

CASH — END OF PERIOD	$10,443

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $3,269 pursuant to the Fund’s dividend reinvestment plan. During the three months ended February 29, 2012, interest paid was $6,928, and there were no income taxes paid.

During the three months ended February 29, 2012, the Fund received $5,253 of paid-in-kind dividends. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Three Months Ended February 29, 2012 (Unaudited)		For the Fiscal Year Ended November 30,						For the Period June 28, 2005(1) through November 30, 2005
			2011	2010	2009	2008	2007	2006

Per Share of Common Stock(2)
Net asset value, beginning of period	$25.25		$26.53	$20.04	$13.43	$29.01	$25.44	$24.13	$23.84	(3)
Net investment income (loss)(4)	(0.03)		(0.08)	0.16	0.31	0.88	1.09	1.17	0.23
Net realized and unrealized gains (losses)	3.92		0.71	8.24	8.26	(14.09)	4.82	2.34	0.33

Total income (loss) from operations	3.89		0.63	8.40	8.57	(13.21)	5.91	3.51	0.56

Auction rate preferred dividends(4)(5)	—		—	—	—	(0.34)	(0.23)	(0.44)	—
Auction rate preferred dividends — short-term capital gains(5)	—		—	—	—	—	(0.14)	—	—
Auction rate preferred distributions — long-term capital gains(5)	—		—	—	—	—	(0.13)	—	—

Total dividends and distributions — auction rate preferred	—		—	—	—	(0.34)	(0.50)	(0.44)	—

Common dividends(5)	(0.48)		—	(1.92)	(0.62)	(0.38)	(0.83)	(0.86)	(0.23)
Common dividends — short-term capital gains(5)	—		—	—	—	—	(0.53)	(0.81)	(0.04)
Common distributions — long-term capital gains(5)	—		(1.92)	—	—	—	(0.48)	—	—
Common distributions — return of capital(5)	—		—	—	(1.34)	(1.68)	—	(0.03)	—

Total dividends and distributions — common	(0.48)		(1.92)	(1.92)	(1.96)	(2.06)	(1.84)	(1.70)	(0.27)

Effect of common stock repurchased	—		—	—	—	—	—	0.05	—
Underwriting discounts and offering costs on the issuance of common and preferred stock	—		—	—	—	—	—	(0.11)	—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—		—	—	—	0.03	—	—	—
Effect of shares issued in reinvestment of dividends	—		0.01	0.01	—	—	—	—	—

Total capital stock transactions	—		0.01	0.01	—	0.03	—	(0.06)	—

Net asset value, end of period	$28.66		$25.25	$26.53	$20.04	$13.43	$29.01	$25.44	$24.13

Market value per share of common stock, end of period	$28.61		$23.82	$28.34	$22.28	$10.53	$25.79	$25.00	$21.10

Total investment return based on common stock market value(6)	22.3	%(7)	(9.7)%	37.9%	139.9%	(55.2)%	10.2%	27.2%	(14.6	)%(7)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Three Months Ended February 29, 2012 (Unaudited)		For the Fiscal Year Ended November 30,							For the Period June 28, 2005(1) through November 30, 2005
			2011	2010	2009	2008		2007	2006

Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$1,006,901		$883,967	$915,064	$677,678	$437,946		$934,434	$806,063	$776,963
Ratio of expenses to average net assets
Management fees	1.9%		1.8%	1.7%	1.7%	1.6%		1.7%	1.7%	1.3%
Other expenses	0.2		0.2	0.3	0.3	0.3		0.3	0.3	0.4

Subtotal	2.1		2.0	2.0	2.0	1.9		2.0	2.0	1.7
Interest expense and distributions on mandatory redeemable preferred stock(4)	2.4		2.3	2.3	2.6	0.7		0.2	0.1	—
Management fee waivers	—		—	—	—	—		(0.1)	(0.3)	(0.2)

Total expenses	4.5%		4.3%	4.3%	4.6%	2.6%		2.1%	1.8%	1.5%

Ratio of net investment income (loss) to average net assets(4)	(0.4)%		(0.3)%	0.7%	2.0%	3.1%		3.8%	4.6%	2.3%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	14.8	%(7)	2.3%	37.2%	55.8%	(47.7)%		19.1%	12.3%	2.4	%(7)
Portfolio turnover rate	14.4	%(7)	57.6%	62.0%	88.8%	65.0%		52.1%	63.8%	23.2	%(7)
Average net assets	$922,459		$940,587	$771,297	$512,647	$915,456		$906,692	$802,434	$759,550
Senior unsecured notes outstanding, end of period	301,000		301,000	250,000	165,000	225,000		—	—	—
Revolving credit facility outstanding, end of period	15,000		—	67,000	47,000	—		41,000	—	40,000
Auction rate preferred stock, end of period	—		—	—	—	—		300,000	300,000	—
Mandatory redeemable preferred stock, end of period	120,000		120,000	90,000	—	—		—	—	—
Average shares of common stock outstanding	35,068,325		34,742,802	34,177,249	33,272,958	32,258,146		32,036,996	31,809,344	32,204,000
Asset coverage of total debt(9)	456.6%		433.5%	417.1%	419.7%	294.6	%(10)	—	—	—
Asset coverage of total leverage (debt and preferred stock)(11)	330.9%		310.0%	324.8%	419.7%	294.6	%(10)	374.0%	368.7%	—
Average amount of borrowings per share of common stock during the period	$8.77		$8.92	$7.71	$5.18	$3.53		$0.53	$0.08	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.04 per share.

(4)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 2 — Significant Accounting Policies.

(5)	The information presented for the three months ended February 29, 2012 is an estimate of the characterization of the distribution paid and is based on the Fund’s operating results during the period. The information presented for each of the other periods is a characterization of the total distributions paid to the preferred stockholders and common stockholders as either a dividend (ordinary income) or a distribution (capital gains or return of capital) and is based on the Fund’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of Senior Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

(10)	At November 30, 2008, the Fund’s asset coverage ratio on total debt pursuant to the 1940 Act was less than 300%. However, on December 2, 2008, the Fund entered into an agreement to repurchase $60,000 of its senior unsecured notes, which closed on December 5, 2008. Upon the closing of the repurchase of the senior unsecured notes, the Fund was in compliance with the 1940 Act and with its covenants under the senior unsecured notes agreements.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of Senior Notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these asset coverage ratio tests, the revolving credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

1. Organization

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005 and commenced operations on June 28, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund intends to achieve this investment objective by investing in a portfolio of companies in the energy sector. The Fund’s investments in the energy sector focus on securities of energy companies, with the majority of its investments in equity securities of master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy marine transportation companies and income trusts. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE.”

2. Significant	Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Fund determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Fund calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any borrowings) and the liquidation value of any outstanding preferred stock by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Fund may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments. The investments will be valued quarterly, unless a new investment is made during the quarter, in which case such investment is valued at the end of the month in which the investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a monthly or quarterly basis, as appropriate, and stand for intervening periods of time.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA (1) at the end of each month for new investments, if any, and (2) at the end of each quarter for existing investments. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the fair value of the publicly-traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

As of February 29, 2012, the Fund held 1.0% of its net assets applicable to common stockholders (0.7% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at February 29, 2012 was $10,465. See Note 7 — Restricted Securities.

E. Repurchase Agreements — The Fund has agreed, from time to time, to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of February 29, 2012, the Fund did not have any repurchase agreements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

F. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Fund’s short sales, if any, are fully collateralized. The Fund is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the three months ended February 29, 2012, the Fund did not engage in any short sales.

G. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from increases in short term interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. At February 29, 2012, the Fund had no interest rate swap contracts outstanding. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

H. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

I. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments are comprised of income and return of capital. The payments made by MLPs are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received the Fund estimates the amount of such payment that is considered investment income and the amount that is considered a return of capital. Such estimates are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from investments after their tax reporting periods are concluded.

The following table sets forth (1) the components of total dividends and distributions, (2) the percentage of return of capital attributable to each category and (3) the estimated total return of capital portion of the dividends and distributions received from investments and the amounts that are attributable to net realized gains (losses) and net change in unrealized gains (losses). The return of capital portion of the dividends and distributions received is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments, and increases net realized gains (losses) and net change in unrealized gains (losses).

For the Three Months Ended February 29, 2012
Dividends from investments	$8,964
Distributions from investments	5,066

Total dividends and distributions from investments (before foreign taxes withheld of $334)	$14,030

Dividends — % return of capital	38%
Distributions — % return of capital	90%
Total dividends and distributions — % return of capital	57%
Return of capital — attributable to net realized gains (losses)	$2,191
Return of capital — attributable to net change in unrealized gains (losses)	5,736

Total return of capital	$7,927

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

J. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the three months ended February 29, 2012, the Fund did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the debt securities that the Fund holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund receives paid-in-kind dividends in the form of additional units from its investments in Buckeye Partners, L.P. (Class B Units), Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. During the three months ended February 29, 2012, the Fund received the following paid-in-kind dividends.

For the Three Months Ended February 29, 2012
Buckeye Partners, L.P. (Class B Units)	$196
Enbridge Energy Management, L.L.C.	2,266
Kinder Morgan Management, LLC	2,791

Total paid-in-kind dividends	$5,253

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification, the Fund includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

L. Partnership Accounting Policy — The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

M. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”’) under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax. See Note 4 — Taxes.

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. Interest income on Canadian corporate obligations may be subject to a 10% withholding tax unless an exemption is met. The most common exemption available is for corporate bonds that have a tenor of at least 5 years, provided that not more than 25% of the principal is repayable in the first five years and provided that the borrower and lender are not “associated.” Further, interest is exempt if derived from debt obligations guaranteed by the Canadian government.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the three months ended February 29, 2012, the Fund did not have any interest or penalties associated with the underpayment of any income taxes. The tax years from 2008 through 2011 remain open and subject to examination by tax jurisdictions.

N. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

O. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

3. Fair	Value

As required by the Fair Value Measurement Topic of the FASB Accounting Standards Codification, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

•	Level 1 — Quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•

Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at February 29, 2012. The Fund presents these assets by security type and description on its Schedule of Investments.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$1,276,949	$1,266,484	$—	$10,465
Debt investments	164,688	—	164,688	—

Total assets at fair value	$1,441,637	$1,266,484	$164,688	$10,465

Liabilities at Fair Value
Call option contracts written	$2,124	$—	$2,124	$—

For the three months ended February 29, 2012, there were no transfers between Level 1 and Level 2.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which amends ASC Topic 820, “Fair Value Measurement.” The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. The Fund will adopt ASU No. 2011-04 in the fiscal second quarter of 2012, which is the Fund’s first reportable period for which adoption is required. Management is currently evaluating this guidance and does not believe that the adoption of this guidance will have a material impact on the Fund’s financial statements and disclosures.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended February 29, 2012.

Equity Investments
Balance — November 30, 2011	$21,667
Purchases	—
Issuances	196
Transfer out	(10,856)
Realized gains (loss)	—
Unrealized losses, net	(542)

Balance — February 29, 2012	$10,465

The $542 of unrealized losses presented in the table above for the three months ended February 29, 2012 related to investments that are still held at February 29, 2012, and the Fund includes these unrealized losses in the Statement of Operations — Net Change in Unrealized Gains (Losses). The issuances of $196 relate to the Class B Units of Buckeye Partners, L.P. The Fund’s investment in the common units of Teekay Offshore Partners L.P., which is noted as a transfer out of Level 3 in the table above, became readily marketable during the three months ended February 29, 2012.

4. Taxes

Income and capital gain distributions made by RICs often differ from the aggregate GAAP basis net investment income/(loss) and any net realized gains/(losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs, income trusts and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes due to wash sales, disallowed partnership losses from MLPs and foreign currency transactions. As of February 29, 2012, the principal temporary differences were (a) realized losses that were recognized for book purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s MLP investments and (c) other basis adjustments in the Fund’s MLPs and other investments. For purposes of characterizing the nature of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in MLPs.

For the fiscal year ended November 30, 2011, the tax character of the total $66,578 distributions paid to common stockholders and the tax character of the total $5,796 distributions paid to mandatory redeemable preferred stock was all long-term capital gains.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Prior to the enactment of the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of February 29, 2012, the Fund had no capital loss carryforwards.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At February 29, 2012, the cost basis of investments for federal income tax purposes was $1,106,002 and the net cash received on option contracts written was $1,968. At February 29, 2012, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$411,496
Gross unrealized depreciation of investments (including options)	(76,017)

Net unrealized appreciation of investments before foreign currency related translations	335,479
Unrealized appreciation on foreign currency related translations	11

Net unrealized appreciation of investments	$335,490

5. Concentration	of Risk

The Fund’s investment objective is to obtain a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Fund intends to invest at least 80% of total assets in securities of Energy Companies. The Fund invests in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, income trusts and other Energy Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Energy Companies. It will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

6. Agreements	and Affiliations

A.  Administration Agreement — The Fund has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Fund. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B.  Investment Management Agreement — The Fund has entered into an investment management agreement with KAFA under which the Adviser, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, the Adviser receives a management fee from the Fund. On June 14, 2011, the Fund renewed its agreement with the Adviser for a period of one year. The agreement may be renewed annually upon the approval of the Fund’s Board of Directors and a majority of the Fund’s Directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act.

For the three months ended February 29, 2012, the Fund paid management fees at an annual rate of 1.25% of average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of preferred stock, commercial paper or notes or other borrowings), minus the sum of the Fund’s accrued and unpaid dividends/distributions on any outstanding common stock and accrued and unpaid dividends/distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

C.  Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would “control” a portfolio company if the Fund owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there is significant ambiguity in the application of existing Securities and Exchange Commission (“SEC”) staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Fund invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Fund does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Fund has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Fund believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own units of Plains GP. The Fund believes that it is an affiliate of PAA under the 1940 Act by virtue of (i) various affiliated Kayne Anderson funds’ ownership interests in the Plains GP and (ii) Mr. Sinnott’s participation on the board of Plains GP.

PAA Natural Gas Storage, L.P. (“PNG”) is an affiliate of PAA and Plains GP. PAA owns 62% of PNG’s limited partner units and owns PNG’s general partner. The Fund does not believe it is an affiliate of PNG based on the current facts and circumstances.

7. Restricted	Securities

From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

At February 29, 2012, the Fund held the following restricted investments:

Investment	Security	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis	Fair Value	Fair Value per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments (1)
Buckeye Partners, L.P.	Class B Units	(2)	(3)	192	$10,002	$10,465	$54.45	1.0%	0.7%

Level 2 Investments (4)
Crestwood Holdings Partners, LLC	Secured Term Loan	(2)	(5)	$14,830	$14,592	$15,126	n/a	1.5%	1.0%
Foresight Energy LLC	Senior Notes	(2)	(5)	21,000	21,346	22,470	n/a	2.2	1.5
Kodiak Oil & Gas Corp.	Senior Notes	11/18/11	(3)	750	750	803	n/a	0.1	0.1
Lone Pine Resources Inc.	Senior Notes	2/9/12	(3)	1,500	1,479	1,576	n/a	0.2	0.1
Paramount Resources Ltd.	Senior Notes	11/30/10	(3)	(6)	7,063	7,620	n/a	0.8	0.5
PBF Holding Company LLC	Senior Notes	(2)	(5)	17,250	17,122	17,336	n/a	1.7	1.2
Southern Pacific Resource Corp.	Secured Term Loan	(2)	(3)	14,021	14,130	14,301	n/a	1.4	1.0

Total					$76,482	$79,232		7.9%	5.4%

Total of all restricted securities					$86,484	$89,697		8.9%	6.1%

(1)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies.

(2)	Security was acquired at various dates during the fiscal years ended November 30, 2011, 2010 or three months ended February 29, 2012.

(3)	Unregistered or restricted security of a publicly traded company.

(4)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or a syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(5)	Unregistered security of a private company.

(6)	Principal amount is 7,250 Canadian dollars.

8. Derivative	Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the three months ended February 29, 2012 were as follows:

Call Options Written	Number of Contracts	Premium
Options outstanding — November 30, 2011	4,050	$433
Options written	48,849	5,609
Options subsequently repurchased(1)	(23,540)	(2,456)
Options exercised	(11,116)	(1,529)
Options expired	(991)	(89)

Options outstanding — February 29, 2012(2)	17,252	$1,968

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

(1)	The price at which the Fund subsequently repurchased the options was $1,017, which resulted in net realized gains of $1,439.

(2)	The percentage of total investments subject to call options written was 5.9% at February 29, 2012.

Interest Rate Swap Contracts — The Fund may enter into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in future interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Fund’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment. As of February 29, 2012, the Fund did not have any interest rate swap contracts outstanding.

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Fund. The total number of outstanding options at February 29, 2012 is indicative of the volume of this type of option activity during the period. See Note 2 — Significant Accounting Policies.

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of February 29, 2012
Call options	Call option contracts written	$(2,124)

The following table sets forth the effect of the Fund’s derivative instruments on the Statement of Operations:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Three Months Ended February 29, 2012
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Net Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$(3)	$124

9. Investment	Transactions

For the three months ended February 29, 2012, the Fund purchased and sold securities in the amounts of $230,878 and $196,739 (excluding short-term investments and options), respectively.

10. Revolving	Credit Facility

At February 29, 2012, the Fund had a $100,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. The Credit Facility matures on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 3.00%, depending on the Fund’s asset coverage ratios. Outstanding loan

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

balances will accrue interest daily at a rate equal to one-month LIBOR plus 1.75%, based on current asset coverage ratios. The Fund will pay a fee of 0.40% per annum on any unused amounts of the Credit Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

For the three months ended February 29, 2012, the average amount outstanding under the Credit Facility was $6,538 with a weighted average interest rate of 3.02%. As of February 29, 2012, the Fund had $15,000 outstanding under the Credit Facility at an interest rate of 4.00%.

11. Senior	Unsecured Notes

At February 29, 2012, the Fund had $301,000 aggregate principal amount of senior unsecured fixed and floating rate notes (the “Senior Notes”) outstanding. The table below sets forth the key terms of each series of Senior Notes.

Series	Principal Outstanding, February 29, 2012	Estimated Fair Value, February 29, 2012	Fixed/Floating Interest Rate	Maturity
B	$28,000	$28,500	5.90%	8/13/12
C	128,000	135,100	6.06%	8/13/13
D	58,000	60,800	4.15%	3/5/15
E	27,000	26,700	3-month LIBOR + 155 bps	3/5/15
F	30,000	29,400	3-month LIBOR + 145 bps	5/10/16
G	20,000	20,900	3.71%	5/10/16
H	10,000	10,800	4.38%	5/10/18

	$301,000	$312,200

Holders of the fixed rate Senior Notes are entitled to receive cash interest payments semi-annually (on August 13 and February 13) at the fixed rate. Holders of the floating rate Senior Notes are entitled to receive cash interest payments quarterly (on February 13, May 13, August 13 and November 13) at the floating rate. During the three months ended February 29, 2012, the weighted average interest rate on the outstanding Senior Notes was 4.65%.

As of February 29, 2012, each series of Senior Notes were rated “AAA” by FitchRatings and series B, C, D, and E Senior Notes were rated “Aa1” by Moody’s. In the event the credit rating on any series of Senior Notes falls below “A-” (FitchRatings) or “A3” (Moody’s), the interest rate on such series will increase by 1% during the period of time such series is rated below “A-” or “A3”. The Fund is required to maintain a current rating from one rating agency.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Senior Notes, the Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Fund. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The Senior Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At February 29, 2012, the Fund was in compliance with all covenants under the agreements of the Senior Notes.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

12. Preferred	Stock

At February 29, 2012, the Fund had 4,800,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $120,000.

The table below sets forth the key terms of each series of mandatory redeemable preferred stock.

Series	Shares Outstanding, February 29, 2012(1)	Liquidation Value, February 29, 2012	Estimated Fair Value, February 29, 2012	Rate	Mandatory Redemption Date
A	3,600,000	$90,000	$96,100	5.48%	3/04/17
B	1,200,000	30,000	31,400	5.13%	5/10/18

	4,800,000	$120,000	$127,500

(1)	Each share has a $25 liquidation value.

Holders of the mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

The table below outlines the terms of each series of mandatory redeemable preferred stock. The dividend rate on the Fund’s mandatory redeemable preferred stock will increase if the credit rating is downgraded below “A” (FitchRatings) or “A2” (Moody’s). Further, the annual dividend rate for all series of mandatory redeemable preferred stock will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make dividend or certain other payments. The Fund is required to maintain a current rating from one rating agency.

	Series A	Series B
Rating as of February 29, 2012 (FitchRatings / Moody’s)	“AA” /“A1”	“AA” / N/A
Ratings Threshold	“A” / “A2”	“A” / N/A
Method of Determination	Lowest Credit Rating	Lowest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.5% to 4.0%

The mandatory redeemable preferred stock ranks senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Fund and is also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Fund.

At February 29, 2012, the Fund was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amounts in 000’s, except number of option contracts, share and per share amounts)

(UNAUDITED)

13. Common	Stock

At February 29, 2012, the Fund has 195,200,000 shares of common stock authorized. Of the 35,127,315 shares of common stock outstanding at February 29, 2012, KACALP owned 4,000 shares. Transactions in common shares for the three months ended February 29, 2012 were as follows:

Shares outstanding at November 30, 2011	35,002,475
Shares issued through reinvestment of distributions	124,840

Shares outstanding at February 29, 2012	35,127,315

14. Subsequent	Events

On March 21, 2012, the Fund declared its quarterly distribution of $0.48 per common share for the fiscal first quarter for a total quarterly distribution payment of $16,861. The distribution was paid on April 13, 2012 to common stockholders of record on April 5, 2012. Of this total, pursuant to the Fund’s dividend reinvestment plan, $2,403 was reinvested into the Fund through the issuance of 93,001 shares of common stock.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.

INFORMATION REGARDING CHANGES TO INVESTMENT POLICY

(UNAUDITED)

On March 21, 2012, the Fund’s board of directors approved a change to its non-fundamental investment policy related to debt securities. The prior policy allowed 5% of the Fund’s total assets to be invested in unrated debt securities. The revised policy allows 5% of the Fund’s total assets to be invested in unrated debt securities or debt securities that are rated less than “B -” (Standard & Poor’s or FitchRatings) / “B3” (Moody’s) of public or private companies.

The revised policy related to debt securities will be effective July 1, 2012 as follows:

The Fund may not invest more than 30% of its total assets in debt securities (the “Total Debt Test”), including up to 20% of its total assets in below-investment-grade debt securities which are rated, at the time of investment, at least (i) “B3” by Moody’s Investors Service, Inc., (ii) “B-” by Standard & Poor’s or FitchRatings, or (iii) a comparable rating by another rating agency (the “Sub Investment Grade Test”). Additionally, up to 5% of its total assets may be invested in unrated debt securities or debt securities that are rated less than “B-” / “B3” of public or private companies. For the avoidance of doubt, unrated debt securities or debt securities that are rated less than “B-” / “B3” are not included for the purpose of calculating the Sub Investment Grade Test but are included for the purpose of calculating the Total Debt Test.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common and preferred stock and its Senior Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

Anne K. Costin	Director

Steven C. Good	Director

Gerald I. Isenberg	Director

William H. Shea, Jr.	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Chief Compliance Officer and Secretary

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

James C. Baker	Executive Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100 Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 350 Jericho Turnpike, Suite 206 Jericho, NY 11753

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company 59 Maiden Lane New York, NY 10038

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 350 South Grand Avenue Los Angeles, CA 90071

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.